ORALABS HOLDING CORP.
                    1997 NON-EMPLOYEE DIRECTORS' OPTION PLAN

                               STOCK OPTION GRANT
                               ------------------

Michael Friess

     You have been automatically granted this Stock Option (the "Option") to purchase Common Stock of ORALABS HOLDING CORP. (the "Company") pursuant to the Company's 1997 Non- Employee Directors' Option Plan (the "Plan"), a copy of which is attached hereto. This Option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The details of your Option are as follows:

Date of Grant                               September 8, 1997
                                            ------------------------------------

Vesting Date                                September 8, 1998 (see below)
                                            ------------------------------------

Exercise Price Per Share                    $ 1.00
                                            ------------------------------------

Total Number of Shares Granted              20,000
                                            ------------------------------------

Total Price of Shares Granted               $ 20,000
                                            ------------------------------------

Type of Option                              Nonstatutory Stock Option

Term/Expiration  Date                       September 8, 2002
                                            ------------------------------------

Exercise Schedule:
------------------

     This Option may be exercised, in whole or in part, in accordance with the Vesting Schedule set out below.

     Vesting Schedule
     ----------------

          Date of Vesting                                 Number of Shares
          ---------------                                 ----------------

          First Annual Anniversary of Vesting
          Date (September 8, 1998)                        25% (5,000 Shares)

          Second Annual Anniversary of Vesting
          Date (September 8, 1999)                        25% (5,000 Shares)

          Third Annual Anniversary of Vesting
          Date (September 8, 2000)                         25% (5,000 Shares)

          Fourth Annual Anniversary of Vesting
          Date (September 8, 2001)                         25% (5,000 Shares)

          This Option may be exercised, to the extent consistent with the above-vesting schedule, by delivering a Notice of Exercise in the form attached hereto (with the attached Investment Representation
          Statement, if required by the Company), together with the exercise price, to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to
          Section 6 of the Plan. This Option may only be exercised for whole shares.

     OPTIONEE ACKNOWLEDGES THAT NOTHING IN THE PLAN OR IN ANY INSTRUMENT EXECUTED PURSUANT THERETO SHALL CONFER UPON ANY NON- EMPLOYEE DIRECTOR ANY RIGHT TO CONTINUE IN THE SERVICE OF THE COMPANY OR ANY AFFILIATE IN ANY CAPACITY OR SHALL AFFECT ANY RIGHT OF THE COMPANY, ITS BOARD OR STOCKHOLDERS OR ANY AFFILIATE, TO REMOVE ANY NON-EMPLOYEE DIRECTOR PURSUANT TO THE COMPANY'S BYLAWS AND THE PROVISIONS OF THE COLORADO BUSINESS CORPORATION ACT.

     Consideration:
     --------------

     The following kinds of consideration may be tendered and applied toward all or a portion of the Exercise Price in accordance with Section 6(c) of the Plan:

          (i) Payment of the exercise price per share in cash at the time of exercise;

          (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date preceding the date of exercise; or

          (iii) Consideration received by the Company under a cashless exercise program implemented by the Company in connection with this Plan; or

          (iv) Payment by a combination of the methods of payment specified in subparagraphs (i) through (iii) above.

     Withholding:
     ------------

     By exercising this Option, you agree that the Company may require you to enter an arrangement providing for satisfaction by you of any tax withholding obligation of the Company arising by reason of the exercise of this Option, as provided in Section 8(d) of the Plan.

     Exceptions to Transferability Restrictions: None.
     -------------------------------------------------

     Optionee acknowledges receipt of a copy of the Plan and certain information related to it and represents that he or she is familiar with the terms and provisions of the Plan and this Option. Optionee accepts this Option subject to all such terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under, subject to and governed by the terms and conditions of the 1997 NON-EMPLOYEE DIRECTORS' OPTION PLAN attached and made a part of this document. You acknowledge that as of the date of grant of this Option, this instrument and its attachments set forth the entire understanding between you and the Company regarding the acquisition of Common Stock in the Company, and supersedes all prior oral and written agreements on that subject.

OPTIONEE:                                  ORALABS HOLDING CORP., a
                                           Colorado corporation

/s/  Michael Friess                        By:  /s/  Gary H. Schlatter
-----------------------------------           ----------------------------------
Signature             Date                                                  Date

   Michael Friess                          Title:  President
-----------------------------------              -------------------------------
Print Name